                                 [METLIFE LOGO]

                       METROPOLITAN LIFE INSURANCE COMPANY
                   One Madison Avenue, New York, NY 10010-3690


                              ROTH IRA ENDORSEMENT

The following provisions through Article VIII of this Roth IRA endorsement are word-for-word identical to the operative provisions in Articles I-VIII of IRS Form 5305-RB(5-98) and are deemed to meet the statutory requirements for a Roth IRA.

This endorsement is made a part of the annuity contract to which it is attached, and the following provisions apply in lieu of any provisions in the contract to the contrary.

The annuitant is establishing a Roth Individual Retirement Annuity (Roth IRA) under Section 408A of the Internal Revenue Code, to provide for his or her retirement and for the support of his or her beneficiaries after death.

                                    ARTICLE I

1. If this Roth IRA is not designated as a Roth Conversion IRA, then, except in the case of a rollover contribution described in Section 408A(e), the issuer will accept only cash contributions and only up to a maximum amount of $2,000 for any tax year of the annuitant.

2. If this Roth IRA is designated as a Roth Conversion IRA, no contributions other than IRA Conversion Contributions made during the same tax year will be accepted.

                                   ARTICLE II

The $2,000 limit described in Article I is gradually reduced to $0 between certain levels of adjusted gross income (AGI). For a single annuitant, the $2,000 annual contribution is phased out between AGI of $95,000 and $110,000; for a married annuitant who files jointly, between AGI of $150,000 and $160,000; and for a married annuitant who files separately, between $0 and $10,000. In the case of a conversion, the issuer will not accept IRA Conversion Contributions in a tax year if the annuitant's AGI for that tax year exceeds $100,000, or if the annuitant is married and files a separate return. Adjusted gross income is defined in Section 408A(c)(3) and does not include IRA Conversion Contributions.

                                   ARTICLE III

The annuitant's interest in the contract is nonforfeitable and nontransferable.

                                   ARTICLE IV


R.S. 1233

1.   The contract does not require fixed contributions.

2. Any dividends (refund of contributions other than those attributable to excess contributions) arising under the contract will be applied before the close of the calendar year following the year of the dividend as contributions toward the contract.

                                    ARTICLE V

1. If the annuitant dies before his or her entire interest in the contract is distributed to him or her and the annuitant's surviving spouse is not the sole beneficiary, the entire remaining interest will, at the election of the annuitant or, if the annuitant has not so elected, at the election of the beneficiary, either:

         (a) Be distributed by December 31 of the calendar year containing the fifth anniversary of the annuitant's death, or

         (b) Be distributed over the life, or a period not longer than the life expectancy, of the designated beneficiary starting no later than December 31 of the calendar year following the calendar year of the annuitant's death. Life expectancy is computed using the expected return multiples in Table V of
                  Section 1.72-9 of the Income Tax Regulations.

     If distributions do not begin by the date described in (b), distribution method (a) will apply.

2. If the annuitant's spouse is the sole beneficiary on the annuitant's date of death, such spouse will then be treated as the annuitant.

                                   ARTICLE VI

1. The annuitant agrees to provide issuer with information necessary for the issuer to prepare any reports required under Sections 408(i) and 408A(d)(3)(E), and Regulations section 1.408-5 and 1.408-6, and under guidance published by the Internal Revenue Service.

2. The issuer agrees to submit reports to the Internal Revenue Service and the annuitant as prescribed by the Internal Revenue Service.

                                   ARTICLE VII

Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through IV and this sentence will be controlling. Any additional articles that are not consistent with Section 408A, the related regulations, and other published guidance will be invalid.

                                  ARTICLE VIII

This endorsement will be amended from time to time to comply with the provisions of the Code, related regulations, and other published guidance. Other amendments may be made with the consent of the persons whose signatures appear on the contract.


                                       2



R.S. 1233

                                   ARTICLE IX

1.       Terms used in this Endorsement:

         (a)      "Issuer" means Metropolitan Life Insurance Company
                  ("MetLife").

         (b) "Annuitant," "You," and "Your" refer to the measuring life who is also the owner of the annuity contract.

         (c) "Contract" may also refer to a "certificate" issued under a group annuity contract.

2. Any provisions relating to Federal tax requirements for your Individual Retirement Annuity under Section 408(b) ("IRA"), or Simplified Employee Pension Plan under Section 408(k) ("SEP"), or Savings Incentive Match Plan for Employees under Section 408(p) ("SIMPLE") that do not apply to Roth IRAs are hereby deleted by this Endorsement. This includes, but is not limited to, provisions relating to minimum distribution requirements during your life that apply to IRA, SEP, or SIMPLE contracts but do not apply to your Roth IRA, such as:

         (i) Automatic sending of information about income plans when you attain age 70 or starting of income payments on the April 1 following the calendar year you attain age 70-1/2, and

         (ii) Waiver of withdrawal charges on withdrawals required to avoid Federal income tax penalties or to satisfy such Federal income tax rules.

     Any other contract references to IRAs, SEPs, or SIMPLEs are replaced with Roth IRA.

3. Notwithstanding Article IV of this Endorsement, no dividends are paid under this annuity contract.

4. Under Article V, paragraph 2, a surviving spouse MAY, but is not required to, continue the contract as annuitant after your death. Your surviving spouse may instead elect to receive payments pursuant to paragraph 1 of
     Article V. For payments made pursuant to paragraph 1(b) of Article V, the surviving spouse may delay the starting date for distributions until the year you would have attained age 70 1/2.

5. For income tax purposes, withdrawals from your Roth IRA are from annual contributions first, then converted amounts (on a first in, first out basis), and then contract earnings. Withdrawals of contributions are generally not subject to Federal income tax (however, withdrawals of converted amounts within 5 years of such conversion may be subject to a 10% penalty tax). Withdrawals of earnings are not subject to Federal income tax provided such withdrawals are "qualified distributions." Qualified distributions are defined in Section 408A(d) as any distribution made five taxable years after your first contribution to a Roth IRA and the distribution is: (i) made on or after the date you attain age 59 1/2; (ii) made because of your disability as defined in Code Section 72(m)(7); (iii) made for a qualified first-time home purchase (up to $10,000); (iv) made on account of your death.



                                       3


R.S. 1233

6. Annuity income payments under this contract will be made in accordance with applicable Federal tax law, including, but not limited to, Article V above. When you reach age 89, we will send you information about annuity income payment options, so that you may consider whether to continue the deferral of your Roth IRA contract or begin to receive annuity income payments or other withdrawals from your contract.

7. In order to continue to qualify this annuity contract as a Roth IRA, we may amend this contract to reflect changes in the tax law. We will notify you of any amendments and, when required by law, we will obtain the approval of the appropriate regulatory authority. Notwithstanding Article VIII, the annuitant's consent will be obtained only when required by law.

8. Your Roth IRA will not be designated as a Roth Conversion IRA, and, therefore, you may make both annual and conversion contributions to your Roth IRA, as permitted by law. Your Roth IRA will also accept contributions that have been recharacterized as Roth IRA contributions, as permitted by law and pursuant to procedures established by MetLife.

9. Any references to unisex rates in the Table of Values and the use of such rates for SEPs or SIMPLEs are deleted.

10. Your contributions, in the aggregate, to Roth IRAs and traditional IRAs cannot exceed the limit set forth in Article I. You are solely responsible for determining your eligibility to make a contribution to your Roth IRA, including satisfying the adjusted gross income limits for contributions or conversions.

11. If we do not receive deposits under your Roth IRA contract for over 36 consecutive months and your account balance is less than $2,000, we may, if permitted by law, cancel your Roth IRA contract by paying you its full withdrawal value as if you had asked for a full cash withdrawal.



                                     /s/ Louis J. Ragusa
                                     Louis J. Ragusa, Vice-President & Secretary

R.S. 1233

                                 [METLIFE LOGO]

                       METROPOLITAN LIFE INSURANCE COMPANY
                   One Madison Avenue, New York, NY 10010-3690


                              ROTH IRA ENDORSEMENT

The following provisions through Article VIII of this Roth IRA endorsement are word-for-word identical to the operative provisions in Articles I-VIII of IRS Form 5305-RB(5-98) and are deemed to meet the statutory requirements for a Roth IRA.

This endorsement is made a part of the annuity contract to which it is attached, and the following provisions apply in lieu of any provisions in the contract to the contrary.

The annuitant is establishing a Roth Individual Retirement Annuity (Roth IRA) under Section 408A of the Internal Revenue Code, to provide for his or her retirement and for the support of his or her beneficiaries after death.

                                    ARTICLE I

1. If this Roth IRA is not designated as a Roth Conversion IRA, then, except in the case of a rollover contribution described in Section 408A(e), the issuer will accept only cash contributions and only up to a maximum amount of $2,000 for any tax year of the annuitant.

2. If this Roth IRA is designated as a Roth Conversion IRA, no contributions other than IRA Conversion Contributions made during the same tax year will be accepted.

                                   ARTICLE II

The $2,000 limit described in Article I is gradually reduced to $0 between certain levels of adjusted gross income (AGI). For a single annuitant, the $2,000 annual contribution is phased out between AGI of $95,000 and $110,000; for a married annuitant who files jointly, between AGI of $150,000 and $160,000; and for a married annuitant who files separately, between $0 and $10,000. In the case of a conversion, the issuer will not accept IRA Conversion Contributions in a tax year if the annuitant's AGI for that tax year exceeds $100,000, or if the annuitant is married and files a separate return. Adjusted gross income is defined in Section 408A(c)(3) and does not include IRA Conversion Contributions.

                                   ARTICLE III

The annuitant's interest in the contract is nonforfeitable and nontransferable.


R.S. 1233 OR

                                   ARTICLE IV

1.   The contract does not require fixed contributions.

2. Any dividends (refund of contributions other than those attributable to excess contributions) arising under the contract will be applied before the close of the calendar year following the year of the dividend as contributions toward the contract.

                                    ARTICLE V

1. If the annuitant dies before his or her entire interest in the contract is distributed to him or her and the annuitant's surviving spouse is not the sole beneficiary, the entire remaining interest will, at the election of the annuitant or, if the annuitant has not so elected, at the election of the beneficiary, either:

         (a) Be distributed by December 31 of the calendar year containing the fifth anniversary of the annuitant's death, or

         (b) Be distributed over the life, or a period not longer than the life expectancy, of the designated beneficiary starting no later than December 31 of the calendar year following the calendar year of the annuitant's death. Life expectancy is computed using the expected return multiples in Table V of
                  Section 1.72-9 of the Income Tax Regulations.

     If distributions do not begin by the date described in (b), distribution method (a) will apply.

2. If the annuitant's spouse is the sole beneficiary on the annuitant's date of death, such spouse will then be treated as the annuitant.

                                   ARTICLE VI

1. The annuitant agrees to provide issuer with information necessary for the issuer to prepare any reports required under Sections 408(i) and 408A(d)(3)(E), and Regulations section 1.408-5 and 1.408-6, and under guidance published by the Internal Revenue Service.

2. The issuer agrees to submit reports to the Internal Revenue Service and the annuitant as prescribed by the Internal Revenue Service.

                                   ARTICLE VII

Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through IV and this sentence will be controlling. Any additional articles that are not consistent with Section 408A, the related regulations, and other published guidance will be invalid.

                                  ARTICLE VIII

This endorsement will be amended from time to time to comply with the provisions of the Code, related regulations, and other published guidance. Other amendments may be made with the consent of the persons whose signatures appear on the contract.

R.S. 1233 OR

                                   ARTICLE IX

1.   Terms used in this Endorsement:

         (a)      "Issuer" means Metropolitan Life Insurance Company
                  ("MetLife").

         (b) "Annuitant," "You," and "Your" refer to the measuring life who is also the owner of the annuity contract.

         (c) "Contract" may also refer to a "certificate" issued under a group annuity contract.

2. Any provisions relating to Federal tax requirements for your Individual Retirement Annuity under Section 408(b) ("IRA"), or Simplified Employee Pension Plan under Section 408(k) ("SEP"), or Savings Incentive Match Plan for Employees under Section 408(p) ("SIMPLE") that do not apply to Roth IRAs are hereby deleted by this Endorsement. This includes, but is not limited to, provisions relating to minimum distribution requirements during your life that apply to IRA, SEP, or SIMPLE contracts but do not apply to your Roth IRA, such as:

                  (i) Automatic sending of information about income plans when you attain age 70 or starting of income payments on the April 1 following the calendar year you attain age 70 1/2, and

                  (ii) Waiver of withdrawal charges on withdrawals required to avoid Federal income tax penalties or to satisfy such Federal income tax rules.

     Any other contract references to IRAs, SEPs, or SIMPLEs are replaced with Roth IRA.

3. Notwithstanding Article IV of this Endorsement, no dividends are paid under this annuity contract.

4. Under Article V, paragraph 2, a surviving spouse MAY, but is not required to, continue the contract as annuitant after your death. Your surviving spouse may instead elect to receive payments pursuant to paragraph 1 of
     Article V. For payments made pursuant to paragraph 1(b) of Article V, the surviving spouse may delay the starting date for distributions until the year you would have attained age 70 1/2.

5. For income tax purposes, withdrawals from your Roth IRA are from annual contributions first, then converted amounts (on a first in, first out basis), and then contract earnings. Withdrawals of contributions are generally not subject to Federal income tax (however, withdrawals of converted amounts within 5 years of such conversion may be subject to a 10% penalty tax). Withdrawals of earnings are not subject to Federal income tax provided such withdrawals are "qualified distributions." Qualified distributions are defined in Section 408A(d) as any distribution made five taxable years after your first contribution to a Roth IRA and the distribution is: (i) made on or after the date you attain age 59 1/2; (ii) made because of your disability as defined in Code Section 72(m)(7); (iii) made for a qualified first-time home purchase (up to $10,000); (iv) made on account of your death.


R.S. 1233 OR

6. Annuity income payments under this contract will be made in accordance with applicable Federal tax law, including, but not limited to, Article V above. When you reach age 89, we will send you information about annuity income payment options, so that you may consider whether to continue the deferral of your Roth IRA contract or begin to receive annuity income payments or other withdrawals from your contract.

7. In order to continue to qualify this annuity contract as a Roth IRA, we may amend this contract to reflect changes in the tax law. We will notify you of any amendments and, when required by law, we will obtain the approval of the appropriate regulatory authority. Notwithstanding Article VIII, the annuitant's consent will be obtained only when required by law.

8. Your Roth IRA will not be designated as a Roth Conversion IRA, and, therefore, you may make both annual and conversion contributions to your Roth IRA, as permitted by law. Your Roth IRA will also accept contributions that have been recharacterized as Roth IRA contributions, as permitted by law and pursuant to procedures established by MetLife.

9. Any references to unisex rates in the Table of Values and the use of such rates for SEPs or SIMPLEs are deleted.

10. Your contributions, in the aggregate, to Roth IRAs and traditional IRAs cannot exceed the limit set forth in Article I. You are solely responsible for determining your eligibility to make a contribution to your Roth IRA, including satisfying the adjusted gross income limits for contributions or conversions.

11. If we do not receive deposits under your Roth IRA contract for over 36 consecutive months and your account balance is less than $2,000, we may, if permitted by law, cancel your Roth IRA contract by paying you its full withdrawal value as if you had asked for a full cash withdrawal.



                                                   /s/ Gwenn L. Carr
                                      Gwenn L. Carr, Vice-President & Secretary



R.S. 1233 OR

                                 [MetLife Logo]

                       METROPOLITAN LIFE INSURANCE COMPANY
                   One Madison Avenue, New York, NY 10010-3690


                              ROTH IRA ENDORSEMENT

The following provisions through Article VIII of this Roth IRA endorsement are word-for-word identical to the operative provisions in Articles I-VIII of IRS Form 5305-RB(5-98) and are deemed to meet the statutory requirements for a Roth IRA.

This endorsement is made a part of the annuity contract to which it is attached, and the following provisions apply in lieu of any provisions in the contract to the contrary.

The annuitant is establishing a Roth Individual Retirement Annuity (Roth IRA) under Section 408A of the Internal Revenue Code, to provide for his or her retirement and for the support of his or her beneficiaries after death.

                                    ARTICLE I

1. If this Roth IRA is not designated as a Roth Conversion IRA, then, except in the case of a rollover contribution described in Section 408A(e), the issuer will accept only cash contributions and only up to a maximum amount of $2,000 for any tax year of the annuitant.

2. If this Roth IRA is designated as a Roth Conversion IRA, no contributions other than IRA Conversion Contributions made during the same tax year will be accepted.

                                   ARTICLE II

The $2,000 limit described in Article I is gradually reduced to $0 between certain levels of adjusted gross income (AGI). For a single annuitant, the $2,000 annual contribution is phased out between AGI of $95,000 and $110,000; for a married annuitant who files jointly, between AGI of $150,000 and $160,000; and for a married annuitant who files separately, between $0 and $10,000. In the case of a conversion, the issuer will not accept IRA Conversion Contributions in a tax year if the annuitant's AGI for that tax year exceeds $100,000, or if the annuitant is married and files a separate return. Adjusted gross income is defined in Section 408A(c)(3) and does not include IRA Conversion Contributions.

                                   ARTICLE III

The annuitant's interest in the contract is nonforfeitable and nontransferable.

R.S. 1233 TX (2000)

                                   ARTICLE IV

1.       The contract does not require fixed contributions.

2. Any dividends (refund of contributions other than those attributable to excess contributions) arising under the contract will be applied before the close of the calendar year following the year of the dividend as contributions toward the contract.

                                    ARTICLE V

1. If the annuitant dies before his or her entire interest in the contract is distributed to him or her and the annuitant's surviving spouse is not the sole beneficiary, the entire remaining interest will, at the election of the annuitant or, if the annuitant has not so elected, at the election of the beneficiary, either:

         (a)      Be distributed by December 31 of the calendar year containing the fifth anniversary of the annuitant's death, or
         (b)      Be distributed over the life, or a period not longer than the life expectancy, of the designated beneficiary starting no later than December 31 of the calendar year following the calendar year of the annuitant's death. Life expectancy is computed using the expected return multiples in Table V of
                  Section 1.72-9 of the Income Tax Regulations.

         If distributions do not begin by the date described in (b), distribution method (a) will apply.


2. If the annuitant's spouse is the sole beneficiary on the annuitant's date of death, such spouse will then be treated as the annuitant.

                                  ARTICLE VI

1. The annuitant agrees to provide issuer with information necessary for the issuer to prepare any reports required under Sections 408(i) and 408A(d)(3)(E), and Regulations section 1.408-5 and 1.408-6, and under guidance published by the Internal Revenue Service.

2. The issuer agrees to submit reports to the Internal Revenue Service and the annuitant as prescribed by the Internal Revenue Service.


                                   ARTICLE VII

Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through IV and this sentence will be controlling. Any additional articles that are not consistent with Section 408A, the related regulations, and other published guidance will be invalid.

                                  ARTICLE VIII

This endorsement will be amended from time to time to comply with the provisions of the Code, related regulations, and other published guidance. Other amendments may be made with the consent of the persons whose signatures appear on the contract.

R.S. 1233 TX (2000)

                                   ARTICLE IX

1.       Terms used in this Endorsement:

         (a)      "Issuer" means Metropolitan Life Insurance Company
                  ("MetLife").
         (b) "Annuitant," "You," and "Your" refer to the measuring life who is also the owner of the annuity contract.
         (c) "Contract" may also refer to a "certificate" issued under a group annuity contract.

2. Any provisions relating to Federal tax requirements for your Individual Retirement Annuity under Section 408(b) ("IRA"), or Simplified Employee Pension Plan under Section 408(k) ("SEP"), or Savings Incentive Match Plan for Employees under Section 408(p) ("SIMPLE") that do not apply to Roth IRAs are hereby deleted by this Endorsement. This includes, but is not limited to, provisions relating to minimum distribution requirements during your life that apply to IRA, SEP, or SIMPLE contracts but do not apply to your Roth IRA, such as:

     (i) Automatic sending of information about income plans when you attain age 70 or starting of income payments on the April 1 following the calendar year you attain age 70 1/2, and

     (ii) Waiver of withdrawal charges on withdrawals required to avoid Federal income tax penalties or to satisfy such Federal income tax rules.

     Any other contract references to IRAs, SEPs, or SIMPLEs are replaced with Roth IRA.

3. Notwithstanding Article IV of this Endorsement, no dividends are paid under this annuity contract.

4. Under Article V, paragraph 2, a surviving spouse MAY, but is not required to, continue the contract as annuitant after your death. Your surviving spouse may instead elect to receive payments pursuant to paragraph 1 of
     Article V. For payments made pursuant to paragraph 1(b) of Article V, the surviving spouse may delay the starting date for distributions until the year you would have attained age 70 1/2.

5. For income tax purposes, withdrawals from your Roth IRA are from annual contributions first, then converted amounts (on a first in, first out basis), and then contract earnings. Withdrawals of contributions are generally not subject to Federal income tax (however, withdrawals of converted amounts within 5 years of such conversion may be subject to a 10% penalty tax). Withdrawals of earnings are not subject to Federal income tax provided such withdrawals are "qualified distributions." Qualified distributions are defined in Section 408A(d) as any distribution made five taxable years after your first contribution to a Roth IRA and the distribution is: (i) made on or after the date you attain age 59 1/2; (ii) made because of your disability as defined in Code Section 72(m)(7); (iii) made for a qualified first-time home purchase (up to $10,000); (iv) made on account of your death.

R.S. 1233 TX (2000)

6. Annuity income payments under this contract will be made in accordance with applicable Federal tax law, including, but not limited to, Article V above. When you reach age 89, we will send you information about annuity income payment options, so that you may consider whether to continue the deferral of your Roth IRA contract or begin to receive annuity income payments or other withdrawals from your contract.

7. In order to continue to qualify this annuity contract as a Roth IRA, we may amend this contract to reflect changes in the tax law. We will notify you of any amendments and, when required by law, we will obtain the approval of the appropriate regulatory authority. Notwithstanding Article VIII, the annuitant's consent will be obtained only when required by law.

8. Your Roth IRA will not be designated as a Roth Conversion IRA, and, therefore, you may make both annual and conversion contributions to your Roth IRA, as permitted by law. Your Roth IRA will also accept contributions that have been recharacterized as Roth IRA contributions, as permitted by law and pursuant to procedures established by MetLife.

9. Any references to unisex rates in the Table of Values and the use of such rates for SEPs or SIMPLEs are deleted.

10. Your contributions, in the aggregate, to Roth IRAs and traditional IRAs cannot exceed the limit set forth in Article I. You are solely responsible for determining your eligibility to make a contribution to your Roth IRA, including satisfying the adjusted gross income limits for contributions or conversions.

11. If we do not receive deposits under your Roth IRA contract for over 36 consecutive months and your account balance is less than $2,000, we may, if permitted by law, cancel your Roth IRA contract by paying you its full withdrawal value as if you had asked for a full cash withdrawal.



                                            /s/  Louis J. Ragusa
                                    Louis J. Ragusa, Vice-President & Secretary

R.S. 1233TX (2000)